Filed Pursuant to Rule 497(c)
File No. 333-187583
File No. 811-22818

WCM ALTERNATIVES: EVENT-DRIVEN FUND

On behalf of WCM Alternatives: Event-Driven Fund and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement, dated December 5, 2013, to the Prospectus for the WCM Alternatives: Event-Driven Fund, which was filed pursuant to Rule 497(c) on December 5, 2013.  The purpose of this filing is to submit the 497(c) filing dated December 5, 2013 in XBRL for The WCM Alternatives: Event-Driven Fund.

The XBRL exhibits attached hereto consist of the following:

Exhibit	Exhibit No.
Instance Document	EX-101.INS
Schema Document	EX-101.SCH
Calculation Linkbase Document	EX-101.CAL
Definition Linkbase Document	EX-101.DEF
Label Linkbase Document	EX-101.LAB
Presentation Linkbase Document	EX-101.PRE